Exhibit 10.58.1



                                    EXTENSION
                                    ---------

                                       TO
                                       --

                              EMPLOYMENT AGREEMENT
                              --------------------


         Pursuant to Section 6 of the Employment Agreement, dated as of April 1, 1999 by and between PanAmSat Corporation (the "Company") and R. Douglas Kahn (the "Executive") (the "Employment Agreement"), the Company hereby gives its notification to Executive that it desires to extend the Employment Agreement until March 31, 2002. This extension shall be effective as of March 31, 2000.

                                            PANAMSAT CORPORATION


                                            By:   /s/ Michael T. Smith
                                               --------------------------------
                                               Michael T. Smith
                                               Chairman of the Board
                                               Dated:  March 31, 2000



ACKNOWLEDGED AND AGREED:


By:   /s/ R. Douglas Kahn
    --------------------------------
    R. Douglas Kahn
    Dated:  March 31, 2000